                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          The undersigned does hereby appoints William C. Wiley, Bruce B. Nolte and Thomas A. Grant, his attorneys and agents, with full power and substitution, for and in the name, place and stead of the undersigned and on his behalf as a director of TransCommunity Bankshares Incorporated (the "Company"), to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments and exhibits as such attorneys or attorney deem necessary or advisable to enable the Company to file a registration statement on Form SB-2 and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of securities covered hereby with full power and authority to do and perform any and all acts and things whatsoever requisite or desirable.

          The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

          WITNESS the execution this 28th day of June, 2001.



                                                /s/  Julian C. Metts, Jr.
                                                ---------------------------
                                                (Signature)



                                                Julian C. Metts, Jr.

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


         The undersigned does hereby appoints William C. Wiley, Bruce B. Nolte and Thomas A. Grant, his attorneys and agents, with full power and substitution, for and in the name, place and stead of the undersigned and on his behalf as a director of TransCommunity Bankshares Incorporated (the "Company"), to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments and exhibits as such attorneys or attorney deem necessary or advisable to enable the Company to file a registration statement on Form SB-2 and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of securities covered hereby with full power and authority to do and perform any and all acts and things whatsoever requisite or desirable.

         The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

         WITNESS the execution this 26th day of June, 2001.



                                        /s/  John C. Watkins
                                        ---------------------------
                                        (Signature)



                                        John C. Watkins